UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Report to Stockholders.

Annual Report December 31, 2022 BRTNX

February 14, 2023

Dear Fellow Shareholders:

The stock market had its worst year since 2008, and listed companies we owned were not immune to the general bearishness. The fund, however, did perform quite a bit better than the broader market. In down markets, the hardest hit areas are often those with the most egregious excesses, places we tend to avoid. Faster-growing companies tend to get hit harder as well, and our high-growth investments—Alphabet, Microsoft, S&P Global—were not spared. But all in all, we’re pleased with how the portfolio fared and confident that we continue to own quality businesses at compelling prices.

Returns as of December 31, 2022(A)
	4th		Annualized	Annualized	Annualized	Annualized
	Quarter	1 Year	3 Years	5 Years	10 Years	Since Inception
Bretton Fund	11.59%	-12.56%	6.60%	9.97%	10.56%	11.06%
S&P 500 Index(B)	7.56%	-18.11%	7.66%	9.42%	12.56%	12.61%

Calendar Year Total Returns(A)

	Bretton Fund	S&P 500 Index(B)
2022	-12.56%	-18.11%
2021	27.76%	28.71%
2020	8.44%	18.40%
2019	35.39%	31.49%
2018	-1.94%	-4.38%
2017	18.19%	21.83%
2016	10.68%	11.96%
2015	-6.59%	1.38%
2014	9.79%	13.69%
2013	26.53%	32.39%
2012	15.66%	16.00%
2011	7.90%	2.11%
9/30/10–12/31/10	6.13%	10.76%
Cumulative Since Inception	261.59%	328.40%

(A) All returns include change in share prices and, in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B) The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the US stock market, as determined by Standard & Poor’s, and captures approximately 80% coverage of available market capitalization.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end at http://brettonfund.com or by calling 800.231.2901.

All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. The fund’s expense ratio is 1.35% (effective January 1, 2020).The fund’s principal underwriter is Arbor Court Capital, LLC.

4th Quarter
In the fourth quarter, our retailers put up solid sales numbers, and the market responded favorably given how much concern there’s been over inflation and weak consumer spending. TJX Companies had the biggest impact with a 1.4% contribution to performance, followed by AutoZone with 1.1% . JP Morgan also had a strong quarter and added 1.1% .

Tech had a rough quarter—it’s had a rough year—and Alphabet and Microsoft dragged down performance by 0.7% and 0.3%, respectively. Homebuilder Dream Finders Homes took off 0.4% .

Contributors to Performance for 2022
For the full year, Google parent company Alphabet took a whopping 5.1% off the fund’s returns. Despite this hit, it has been the biggest positive contributor to the fund since we first invested in 2015, and we expect it to return to being a significant positive contributor in the years to come. Our other large tech holding, Microsoft, took off 1.8%, and Dream Finders took 2.2% as demand for housing stalled due to high interest rates.

On the other side of the ledger, Progressive added 1.5% as it was able to push through higher prices and return to its pre-pandemic margins. AutoZone added 1.2% and TJX 0.6% .

Taxes
The fund issued a long-term capital gain dividend of $0.948741 per share to shareholders on December 16, which amounted to 2% of the fund’s NAV. Though it was our largest tax distribution to date, it was still much lower than the average mutual fund’s.

Portfolio

Security	% of Net Assets
Alphabet, Inc.	8.07%
AutoZone, Inc.	7.87%
The Progressive Corporation	6.92%
Ross Stores, Inc.	6.43%
UnitedHealth Group Incorporated	6.09%
The TJX Companies Inc.	5.97%
MasterCard, Inc.	5.21%
NVR, Inc.	5.08%
Visa, Inc.	5.07%
Union Pacific Corp.	5.07%

American Express Co.	4.98%
S&P Global, Inc.	4.98%
JPMorgan Chase & Co.	4.92%
Microsoft Corporation	4.90%
Bank of America Corp.	4.28%
Berkshire Hathaway, Inc.	3.70%
Moody’s Corporation	3.69%
PerkinElmer, Inc.	2.46%
Dream Finders Homes, Inc.	1.72%
Armanino Foods of Distinction, Inc.	1.41%
Cash*	1.18%

* Cash represents cash and other assets in excess of liabilities.

Financials
Our best performing investment last year, Progressive, encapsulates the typical Bretton Fund investment: 1) it’s in a so-so industry (car insurance), 2) yet it has a structural advantage over its competition (superior data and lower costs), and 3) most important, it trades for materially less than what we estimate it can earn over time. Progressive’s economics were upended by post-lockdown driving behavior. People are driving a bit less compared to 2019, but they’re driving during less crowded times, which leads to faster speeds and worse accidents. More severe accidents coupled with higher prices for cars and repair costs mean higher payouts from car insurers. One of Progressive’s competitive advantages is their ability to identify shifts in behavior faster than the other guys, and they moved to raise prices to adjust for this change. The price hike didn’t allow them to add as many customers as they usually do, but they returned to their pre-pandemic margin target, which the market rewarded. Though the core auto insurance business improved, earnings per share were down 79% on losses Hurricane Ian caused in their property division. The stock returned 27%.

Heading into a potential recession—or at the very least a weak consumer environment—American Express is going to see increased defaults by its cardholders. Despite this, we think the business is well positioned. It’s got the best high-end card franchise, wealthier cardholders with lower default rates, and a mostly recurring fee business model that grows right along with the growth in card purchases. The stock is up 320% with dividends reinvested since late 2010, when we first bought it, and we still think the shares are cheap. It returned -9% last year, and earnings per share declined 2%.

JPMorgan and Bank of America didn’t fare as well last year, with their stocks returning -13% and -24%, respectively, as investors grew concerned about the weaker economy. Business-wise, 2022 was mostly good for the banks. Interest income was up sharply from higher rates, but because they had artificially high earnings in 2021 (from the reversal of pandemic-era reserves they didn’t end up using), earnings per share decreased last year, down 21% for JPMorgan and 11% for Bank of America. The current environment—however long it lasts—seems especially beneficial for banks: high interest rates, low unemployment, and low default rates.

S&P Global and Moody’s are primarily in the business of rating newly issued bonds, and naturally businesses are a little reluctant to issue bonds in high interest-rate environments. Moody’s earnings per share went down by an estimated 29%, while S&P Global, which is less reliant on ratings revenue, saw earnings per share decline an estimated 5%. S&P Global’s stock returned -28% last year, while Moody’s, a new acquisition, is down 6% from where we purchased it.

Consumer
Often in down markets, businesses seen as stable and recession-proof see their shares outperform significantly. We suspect a bit of that was happening with AutoZone’s shares last year, which increased 18%, but the business also had a great year. AutoZone was able to pass its higher product costs to consumers through higher pricing, demand continued to be strong as people resumed driving, and the company further expanded their business serving auto mechanics. All this increased earnings per share by 23%.

Ross and TJX are seeing some challenges from inflation. They depend on selling name-brand clothing at prices significantly below department stores, and when wholesale prices rise rapidly, retailers can be hesitant to pass those through to consumers, who can (understandably) balk at paying 8% more for the same item they bought just a year ago. So far, TJX has handled this better than Ross and increased its earnings per share by an estimated 16%, while we estimate Ross saw a decline of 12%. Inflation will likely continue to be disruptive, but the core model is still very much intact: people really like buying nice, branded clothes at low prices, and no one does it better than these two. Ross’s stock returned 3% and TJX 7%.

Higher interest rates have been awful for homebuilders. NVR’s earnings per share declined an estimated 26% and Dream Finders 44%, and their stock prices were down 22% and 55%, respectively. We do suspect that the worst is behind them. Mortgage rates have been trending down the past few months as inflation has abated, and there is still a structural shortage of housing in the US. New home buyers will likely have to opt for smaller houses with lesser finishes, but there is still demand for new houses. The primary competition for a new house is a used house, and used houses have something of a lock-in effect as owners with inexpensive mortgages are reluctant to sell and take on more expensive mortgages elsewhere. It is worth noting that NVR and Dream Finders do not hold land, so unlike conventional builders, they are not working their way through a backlog of expensive lots.

Armanino Foods continues to rebound nicely from the pandemic. With more and more restaurants and cafeterias open, revenue and earnings were up, and the stock returned 13.48% .

Technology
Technology companies bore the brunt of this market downturn, and our tech investments were not spared. Alphabet’s and Microsoft’s stocks returned -37% and -28%, respectively. Alphabet increased its earnings per share by an estimated 11%, which for many companies would be great, but it was shy of its usual pace of closer to 20%. People googled more things and watched more YouTube videos than ever, but the prices advertisers were willing to pay for those eyeballs were weak as marketing budgets were cut. We describe Google at greater length below.

Microsoft, less exposed to that capricious advertising revenue, managed to increase revenue 19% and earnings per share 17% as the boom in shifting IT infrastructure to the cloud continued.

Visa and Mastercard continued their pandemic rebounds. People around the world started traveling again, spending money abroad, and continued to shift more of their purchases to cards instead of cash and checks. Visa increased earnings per share 27%, Mastercard increased an estimated 15%, and their stocks returned -3.39% and -2.66%, respectively.

Industrials
Over the past decade plus, Union Pacific and pretty much every railway in the US and Canada completely overhauled how they run their rail networks. “Precision railroading” was—for the most part—a superior way of running trains. Trains run on set schedules on simpler routes using fewer workers and locomotives. It worked great. Customers got their shipments earlier and more reliably, and railroads were more profitable. But this model also has thinner margins for error. Post-pandemic, traffic surged—and so did employee turnover as the labor market tightened. The company did increase earnings per share 13%, but it would have been even more if they had worked out their operational kinks. Precision railroading is still relatively new to the company, and we expect they’ll work it out. The stock returned -16%.

Berkshire Hathaway generates 80% of its operating income from its variety of industrial assets—everything from gargantuan enterprises such as MidAmerican Energy and BNSF Railway to tiny businesses such as See’s Candies and Nebraska Furniture Mart. However, it still has an insurance company’s balance sheet, with half a trillion dollars of cash and investments against roughly the same amount of book equity. Some of these investments, such as Berkshire’s large bet on Occidental Petroleum, performed well, but even if they had not, the economics of insurance—policies are paid in advance—mean that higher interest rates help the business. We estimate Berkshire’s operating earnings increased a bit last year, while book value per share declined 10%. The stock increased by 3%.

Healthcare
UnitedHealthcare continues its stunning run as the 800-pound gorilla of the healthcare space. Back in 2002, UNH generated $25 billion in revenue; last year it generated $250 billion. Just as our portfolio companies Visa and Mastercard have established themselves as the low-cost tools to access the transition from cash to credit and the general growth in the economy, UnitedHealth piggybacks on an aging population, medical cost inflation, and seniors’ desire for low, fixed co-payments when accessing care. Earnings per share increased 17% over the course of 2022, and its shares returned 7%.

PerkinElmer was at the center of the Covid epidemic, with a sudden surge in demand for PCR testing tools and consumables. The windfall ended in 2022, as wide-scale PCR testing wound down. PerkinElmer took the windfall and transformed its business, divesting its food testing business to become 100% focused on healthcare and bulking up its drug discovery tools and diagnostics businesses. The company now generates 80% of its revenue from consumables and software. We estimate that it earned about $7.90 per share in 2022, a 30% drop from its 2021 results. The shares returned -30%.

Investments Initiated in 2022 Moody’s Corporation

Investments Exited in 2022, Internal Rate of Return
Canadian Pacific Railway, 23.8%

Alphabet
Alphabet is our largest position, and 2022 brought the biggest challenges it has faced in its history.

Google was founded in 1998 with a unique insight. Instead of trying to manually curate the internet and use simplistic word searches, as existing search engines tried to do, why not let behavior handle the ranking? Specifically, Google would assess a site based on how many other sites linked to it. If many web pages thought that a specific page was interesting, that was a powerful vote of confidence in the site. In addition, while brute force attempts to organize the internet only became more difficult as pages proliferated, Google became more accurate and efficient. In short order, it conquered the search market.

Search is special from an advertising perspective in that someone who is searching is, by definition, looking for an answer an advertiser can provide. A viewer sitting at home watching a football game might or might not be interested in beer and might or might not remember the commercial at some later moment when he faces a purchasing decision; someone searching on Google for beer is both interested and interested right now.

For the past quarter century, Google’s basic approach to search has been superior, and no one has managed to beat Google with Google’s tools. In November, a company called OpenAI launched ChatGPT, the first of what are sure to be many “large language models” (LLMs) that attempt to handle questions differently. LLMs crawl their training databasically the entire internet—and try to use machine learning to identify relationships. They aren’t looking at links, they are looking at the content itself.

Reporters immediately published claims that ChatGPT is able to pass medical licensing boards, ace graduate school exams, etc. And it is certainly true that if given a prompt that might yield a concrete answer, ChatGPT will find it and answer with confidence, while Google will link to a source.

Here are two comparisons of the search output of Google and ChatGPT: When we asked for “causes of World War 1”

  Google returned a call-out box with text from the Indiana Department of Education and a link to the 31-page source document. For people who might find this a bit limiting—pages 13–31 focus on “Hoosier Stories” of Indiana residents’ experiences—the next four links are History.com, Wikipedia, Norwich University, and Britannica.
  ChatGPT returned a paragraph citing “nationalism tensions, imperialism, and alliances between different countries,” and attributing the proximate cause to the assassination of Archduke Ferdinand. Incidentally, this is extremely similar to the Indiana DoE’s summary.

When we asked for “best sushi Little Rock Arkansas”

  Google returned Kemuri on Kavanaugh Boulevard, Wasabi on Main Street, and Mt. Fuji on Rodney Parham Road, and on the right of the screen returned a map of Little Rock with its selections marked. Selecting a restaurant icon brings up the restaurant’s contact information, website, and reviews of the restaurant.
  ChatGPT returned that it was not aware of any specific restaurants in Little Rock that could be considered the best, and suggested checking with Yelp, TripAdvisor, or asking locals or the tourism department.

It turns out that it is easier to answer academic questions than to provide actionable consumer advice. If you use ChatGPT long enough, you will also start to notice that some answers are very correct sounding, but also very wrong. In one series of chats we had, it claimed that George Washington was married twice, once to a woman named Martha Dandridge and then to a woman named Martha Custis. (It was the same Martha; she had been previously married.) If you know there’s a good chance the answer you’re getting will be wildly wrong, it can defeat the purpose of using that tool in the first place.

LLMs are in their infancy; they will improve. Microsoft—conveniently, another of our portfolio companies—is investing in OpenAI and will integrate ChatGPT into its Bing search engine. And Alphabet has been quick to point out that it has spent billions on artificial intelligence and indeed has its own LLM program. Search is about to improve. And we expect consumers, advertisers, Google, and Microsoft will all benefit for years to come.

As always, thank you for investing.

Stephen Dodson Portfolio Manager	Raphael de Balmann Portfolio Manager

Bretton Fund
 by Sectors (as a percentage of Net Assets)
(Unaudited)
December 31, 2022

* Net Cash represents cash and other assets in excess of liabilities.

Bretton Fund

			Schedule of Investments
			December 31, 2022
Shares		Cost	Fair Value	% of Net Assets
COMMON STOCKS
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods of Distinction, Inc.	$241,491	$881,094	1.41%
Finance Services
21,100	American Express Company	1,585,155	3,117,525	4.98%
Fire, Marine & Casualty Insurance
7,500	Berkshire Hathaway Inc. - Class B *	1,116,560	2,316,750
33,400	The Progressive Corporation	2,377,130	4,332,314
		3,493,690	6,649,064	10.61%
Hospital & Medical Service Plans
7,200	UnitedHealth Group Incorporated	2,101,000	3,817,296	6.09%
Laboratory Analytical Instruments
11,000	PerkinElmer, Inc.	1,385,326	1,542,420	2.46%
National Commercial Banks
80,900	Bank of America Corporation	1,413,922	2,679,408
23,000	JPMorgan Chase & Co.	1,626,993	3,084,300
		3,040,915	5,763,708	9.20%
Operative Builders
124,500	Dream Finders Homes, Inc. - Class A *	2,942,713	1,078,170
690	NVR, Inc. *	2,103,937	3,182,680
		5,046,650	4,260,850	6.80%
Railroad, Line-Haul Operating
15,350	Union Pacific Corporation	1,243,057	3,178,525	5.08%
Retail - Auto & Home Supply Stores
2,000	AutoZone, Inc. *	1,416,158	4,932,360	7.87%
Retail - Family Clothing Stores
34,700	Ross Stores Inc.	1,801,642	4,027,629
47,000	The TJX Companies, Inc.	2,014,486	3,741,200
		3,816,128	7,768,829	12.40%
Services - Business Services, NEC
9,380	MasterCard Incorporated - Class A	849,356	3,261,707
15,300	Visa Inc. - Class A	1,733,343	3,178,728
		2,582,699	6,440,435	10.28%
Services - Computer Processing & Data Preparation
57,000	Alphabet Inc. - Class C *	2,082,582	5,057,610	8.07%
Services - Consumer Credit Reporting, Collection Agencies
8,300	Moody's Corporation	2,461,261	2,312,546
9,300	S&P Global Inc.	2,655,628	3,114,942
		5,116,889	5,427,488	8.67%
Services - Prepackaged Software
12,800	Microsoft Corporation	2,010,817	3,069,696	4.90%
Total for Common Stocks		$35,162,557	$61,906,900	98.82%
Total Investments		$35,162,557	$61,906,900
Other Assets in Excess of Liabilities			$738,346	1.18%
Net Assets			$62,645,246	100.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities
December 31, 2022

Assets:
Investments at Fair Value	$61,906,900
(Cost $35,162,557)
Cash	803,478
Dividends Receivable	7,363
Total Assets	62,717,741
Liabilities:
Payable to Adviser (Note 4)	72,495
Total Liabilities	72,495
Net Assets	$62,645,246

Net Assets Consist of:
Paid In Capital	$35,900,903
Total Distributable Earnings	26,744,343
Net Assets, for 1,310,330 Shares Outstanding	$62,645,246
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($62,645,246/1,310,330 shares)	$47.81

Statement of Operations
For the fiscal year ended December 31, 2022

Investment Income:
Dividends (Net of foreign withholding taxes and fees of $582)	$582,607
Total Investment Income	582,607
Expenses:
Management Fees (Note 4)	837,684
Total Expenses	837,684

Net Investment Income (Loss)	(255,077)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	1,218,585
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,489,807)
Net Realized and Unrealized Gain (Loss) on Investments	(8,271,222)

Net Increase (Decrease) in Net Assets from Operations	$(8,526,299)

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets
	1/1/2022	1/1/2021
	to	to
	12/31/2022	12/31/2021
From Operations:
Net Investment Income (Loss)	$(255,077)	$(137,554)
Net Realized Gain (Loss) on Investments	1,218,585	416,587
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,489,807)	13,750,999
Increase (Decrease) in Net Assets from Operations	(8,526,299)	14,030,032

From Distributions to Shareholders:	(1,218,585)	(416,587)

From Capital Share Transactions:
Proceeds From Sale of Shares	4,482,633	5,145,038
Shares Issued on Reinvestment of Distributions	1,218,489	416,587
Cost of Shares Redeemed	(766,362)	(804,461)
Net Increase (Decrease) from Shareholder Activity	4,934,760	4,757,164

Net Increase (Decrease) in Net Assets	(4,810,124)	18,370,609

Net Assets at Beginning of Year	67,455,370	49,084,761
Net Assets at End of Year	$62,645,246	$67,455,370

Share Transactions:
Issued	90,374	99,928
Reinvested	25,626	7,665
Redeemed	(15,171)	(15,518)
Net Increase (Decrease) in Shares	100,829	92,075
Shares Outstanding Beginning of Year	1,209,501	1,117,426
Shares Outstanding End of Year	1,310,330	1,209,501

Financial Highlights
Selected data for a share outstanding
throughout the period:	1/1/2022	1/1/2021	1/1/2020	1/1/2019	1/1/2018
	to	to	to	to	to
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net Asset Value -
Beginning of Year	$55.77	$43.93	$40.63	$30.01	$30.87
Net Investment Income (Loss) (a)	(0.20)	(0.12)	(0.11)	(0.08)	(0.14)
Net Gain (Loss) on Investments
(Realized and Unrealized)	(6.81)	12.31	3.54	10.70	(0.46)
Total from Investment Operations	(7.01)	12.19	3.43	10.62	(0.60)

Distributions (From Realized Capital Gains)	(0.95)	(0.35)	(0.13)	-	(0.26)
Total Distributions	(0.95)	(0.35)	(0.13)	-	(0.26)

Net Asset Value -
End of Year	$47.81	$55.77	$43.93	$40.63	$30.01
Total Return (b)	(12.56)%	27.76%	8.44%	35.39%	(1.94)%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$62,645	$67,455	$49,085	$42,052	$28,017
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.41%	-0.24%	-0.29%	-0.23%	-0.45%
Portfolio Turnover Rate	3.26%	1.38%	14.51%	0.00%	11.40%

(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements Bretton Fund December 31, 2022

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of December 31, 2022, there were thirteen series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund’s investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share. The Trust’s Board of Trustees (“Board”) has designated the Advisor as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended December 31, 2022, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Notes to Financial Statements - continued

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

CASH:
The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits; as of December 31, 2022, the Fund’s cash exceeded those limits.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described below, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements - continued

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the valuation committee, which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2022:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$61,906,900	$0	$0	$61,906,900
Total Investments	$61,906,900	$0	$0	$61,906,900

The Fund did not hold any Level 3 assets during the fiscal year ended December 31, 2022.

The Fund did not invest in derivative instruments during the fiscal year ended December 31, 2022.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, effective January 1, 2020, the Adviser receives a management fee equal to 1.35% of the average daily net assets of the Fund. Prior to January 1, 2020, the Adviser received a management fee equal to 1.50% of the average daily net assets of the Fund.

For the fiscal year ended December 31, 2022, the Adviser earned management fees totaling $837,684, of which $72,495 was due to the Adviser at December 31, 2022.

Notes to Financial Statements - continued

5.) RELATED PARTY TRANSACTIONS
Mr. Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Trust received a total of $4,500, in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the fiscal year ended December 31, 2022. Under the Management Agreement, the Adviser pays these fees.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2022, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,881,923 and $2,010,679, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, YDB LLC, beneficially held, in aggregate, approximately 26.29% of the Fund and Thao Dodson, held, in aggregate, approximately 42.03% of the Fund and therefore, each may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at December 31, 2022, was $35,162,557. At December 31, 2022, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$28,821,276	($2,076,933)	$26,744,343

The tax character of distributions was as follows:

	2022	2021
Ordinary Income .	$ -0-	$ -0-
Long-Term Capital Gain	1,218,585	416,587
	$ 1,218,585	$ 416,587

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$26,744,343
Total Distributable Earnings	$26,744,343

As of December 31, 2022, there are no differences between book basis and tax basis unrealized appreciation.

As of December 31, 2022, total distributable earnings was increased by $255,077 and paid in capital was decreased by $255,077. The adjustment was primarily related to the reclassification of net operating loss.

9.) SECTOR CONCENTRATION RISK
If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2022, the Fund had 33.46% and 27.07% of the value of its net assets invested in stocks within the financials and consumer discretionary sectors, respectively.

10.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Bretton Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bretton Fund (the “Fund”), a series of PFS Funds, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 14, 2023

Additional Information December 31, 2022 (Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

2.) PROXY VOTING GUIDELINES
Bretton Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.brettonfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Form N-PX provides information regarding how the Fund voted proxies with regards to portfolio securities held during the most recent 12-month period ended June 30th and is available without charge, upon request, by calling our toll free number (800.231.2901) . This information is also available on the SEC’s website at http://www.sec.gov.

3.) LIQUIDITY RISK MANAGEMENT PROGRAM
During the fiscal year ended December 31, 2022, the Board reviewed the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. The program is overseen by the Adviser, who has delegated certain responsibilities for managing the program to a liquidity program administrator (the “LPA”). The LPA reported that it had assessed, managed and reviewed the program for the Fund taking into consideration several factors including the liquidity of the Fund’s portfolio investments and the market, trading or investment specific considerations that may reasonably affect a security’s classification as a liquid investment. The LPA certified that the program was adequate, effectively implemented and needed no changes at that time.

4.) DISCLOSURE OF EXPENSES
As a shareholder of the Fund, you incur ongoing expenses consisting solely of management fees. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on July 1, 2022, and held through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of

Additional Information (Unaudited) - continued

investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2022 to
	July 1, 2022	December 31, 2022	December 31, 2022

Actual	$1,000.00	$1,069.85	$7.04

Hypothetical	$1,000.00	$1,018.40	$6.87
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period ended December 31, 2022).

5.) PROXY VOTING RESULTS
On September 7, 2022, a special meeting of the shareholders of the Trust was held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 for the following purpose:

              1. To elect the proposed individuals to the Board of Trustees.

Below are the voting results from the special meeting, at which each Trustee listed below was elected:

	For	Withheld
1) Allen C. Brown	39,902,214	830,243
2) Robert L. Boerner	40,020,838	711,621
3) John W. Czechowicz	40,028,062	704,397

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 800.231.2901. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his position with the Trust.

Independent Trustees

				Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
				Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	13	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Robert L. Boerner,	Independent	Indefinite Term;	Owner / Broker of Gecko Realty	13	None
Year of Birth: 1969	Trustee	Since 2022	(2008 to current).

Allen C. Brown,	Independent	Indefinite Term;	Retired. Law Office of Allen C.	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	Brown, estate planning and		Investor Funds
			business attorney (1970 to 2021).

John W. Czechowicz,	Independent	Indefinite Term;	CPA at CWDL (2016 to current).	13	None
Year of Birth: 1983	Trustee	Since 2022

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Distributor
Arbor Court Capital, LLC

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit comittee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$13,750	$13,750
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$3,750	$3,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/1/2023

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 3/1/2023